(SECRETARY OF STATE)

                      FINANCING STATEMENT
                    (PARTNERSHIP AND STOCK)


(Presented for filing pursuant to the Uniform Commercial Code)


1.   Name and Address of Debtor:

     AMERICAN INDUSTRIAL PROPERTIES REIT
     6220 North Beltline Road
     Suite 205
     Irving, Texas  75063

2.   Name and Address of Secured Party:

     MANUFACTURERS LIFE INSURANCE COMPANY
     200 Bloor Street East
     Toronto, Ontario M4W 1E5

      AND

     MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
     200 Bloor Street East
     Toronto, Ontario M4W 1E5

3. This Financing Statement covers all of Debtor's remedies, powers, privileges, rights, titles and interests (including all power of Debtor, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired by Debtor, created or arising in and to the following:

           (a) all of the shares of stock and other securities described in Exhibit A, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash equivalents, securities, instruments, chattel paper, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities and all other proceeds of such shares or other securities;

           (b) all additional shares of stock of AIP Tamarac, Inc. and AIP Northview, Inc. at any time and from time to time acquired by Debtor in any manner, all of the certificates representing such additional shares, and all cash equivalents, securities, instruments, chattel paper, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and all other proceeds of such shares;

           (c) all other property hereafter delivered to Debtor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash equivalents, securities, instruments, chattel paper, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof and all other proceeds of such property;

           (d) the partnership interests described in Exhibit B, all of the instruments representing such interests, and all cash equivalents, instruments, chattel paper, interest, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests and all other proceeds of such interests;

          (e) any additional interest in AIP Properties #1, L.P. and AIP Properties #2, L.P. at any time and from time to time acquired by Debtor in any manner, all instruments representing such additional interests, and all cash equivalents, instruments, chattel paper, interest, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests and all other proceeds of such interests; and

           (f) all other property hereafter delivered to Debtor in substitution for or in addition to any of the foregoing, all instruments representing or evidencing such property and all cash equivalents, securities, instruments, chattel paper, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof and all other proceeds of such property.

Together with all accessions, appurtenances and additions to and substitutions for any of the foregoing and all products and proceeds of any of the foregoing, together with all renewals and replacements of any of the foregoing, all accounts, receivables, account receivables, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the foregoing.

     EXECUTED as of the 22 day of May, 1996.

                              AMERICAN INDUSTRIAL PROPERTIES REIT


                              By:/s/ Charles W. Wolcott
                              Name:CHARLES W. WOLCOTT
                              Title:PRESIDENT AND CHIEF EXECUTIVE
                              OFFICER



Exhibit A - Description of Stock

Exhibit B - Description of Partnerships



                           Exhibit A



     0.         100 shares of $.01 par value common stock of  AIP
Tamarac,   Inc.,  a  Texas  corporation,  represented  by   Stock
Certificate Number 001, and representing all of the issued and outstanding common stock of such entity.

     1.         100 shares of $.01 par value common stock of  AIP
Northview,  Inc.,  a  Texas  corporation,  represented  by  Stock
Certificate Number 001, and representing all of the issued and outstanding common stock of such entity.


                           Exhibit B



     1. AIP Properties #1 L.P., a Delaware limited partnership created pursuant to that certain Agreement of Limited Partnership of AIP Properties #1 L.P. dated November 3, 1994 between AIP Tamarac, Inc., as general partner, and Debtor, as limited
partner,   and  all  amendments,  modifications  and  supplements
thereof or substitutions therefore.

     2. AIP Properties #2 L.P., a Delaware limited partnership created pursuant to that certain Agreement of Limited Partnership of AIP Properties #2 L.P. dated November 3, 1994 between AIP Northview, Inc., as general partner, and Debtor, as limited
partner,   and  all  amendments,  modifications  and  supplements
thereof or substitutions therefore.